                                                                    EXHIBIT 99.1

RAG COLORADO BUSINESS UNIT (A WHOLLY OWNED
BUSINESS UNIT OF RAG AMERICAN COAL COMPANY)

Combined Financial Statements

Years ended December 31, 2003, 2002 and 2001 with Report of Independent
Auditors

                           RAG Colorado Business Unit
          (A Wholly Owned Business Unit of RAG American Coal Company)

                          Combined Financial Statements

                  Years ended December 31, 2003, 2002 and 2001

                                    CONTENTS

Report of Independent Auditors............................................ 1

Audited Combined Financial Statements

Combined Balance Sheets....................................................2
Combined Statements of Operations..........................................3
Combined Statements of Stockholders' Equity................................4
Combined Statements of Cash Flows..........................................5
Notes to Combined Financial Statements.....................................6

[ERNST & YOUNG LOGO]       - Ernst & Young LLP        - Phone:  (410)  539-7940
                             621 East Pratt Street      Fax: (410) 783-3832
                             Baltimore, MD 21202        www.ey.com

                         Report of Independent Auditors

The Board of Directors and Stockholders
RAG American Coal Company

We have audited the combined balance sheets of the RAG Colorado Business Unit (as defined in Note 1 to the Combined Financial Statements) as of December 31, 2003 and 2002, and the related combined statements of operations, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Business Unit's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of the RAG Colorado Business Unit at December 31, 2003 and 2002, and the combined results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

February 23, 2004

                           RAG Colorado Business Unit
           (A Wholly Owned Business Unit of RAG American Coal Company as defined in Note 1 to the Combined Financial Statements)

                            Combined Balance Sheets

                                                                             DECEMBER 31
                                                                         2003            2002
                                                                    ----------------------------
                                                                            (In thousands)
ASSETS
Current assets:
  Cash and cash equivalents                                           $      14        $      14
  Trade accounts receivable (Note 15)                                     9,934           11,034
  Inventories, net (Note 3)                                              13,597           12,882
  Deferred income taxes (Note 9)                                            623              260
  Other current assets (Note 4)                                           2,763            3,793
                                                                      ---------        ---------
Total current assets                                                     26,931           27,983

Owned surface lands and coal reserves, net (Note 5)                      26,094           31,785
Plant and equipment, net (Note 5)                                        49,151           58,156
Leaseholds in coal reserves, net (Note 5)                                89,806           98,757
Other noncurrent assets (Note 6)                                            909            1,550
                                                                      ---------        ---------
Total assets                                                          $ 192,891        $ 218,231
                                                                      =========        =========
LIABILITIES AND STOCKHOLDER'S EQUITY
Current liabilities:
  Trade accounts payable                                              $   2,498        $   3,296
  Due to Parent (Note 17)                                                10,979            2,956
  Accrued expenses and other current liabilities (Note 7)                10,308           10,791
                                                                      ---------        ---------
Total current liabilities                                                23,785           17,043

Deferred income taxes (Note 9)                                           26,835           27,160
Asset retirement obligations (Notes 2 and 16)                             6,770            6,275
Other noncurrent liabilities (Note 8)                                     4,250            3,769
                                                                      ---------        ---------
Total liabilities                                                        61,640           54,247

Commitments and contingencies (Notes 9, 10, 11, 12, 13, 15, and
16)                                                                          --               --

Stockholder's equity:
  Common stock, $2.922 average per share par value. Authorized
   11,200 shares; 10,300 shares issued and outstanding (Note 18)             30               30
  Additional paid-in capital                                            152,653          180,567
  Accumulated deficit                                                   (21,432)         (16,613)
                                                                      ---------        ---------
Total stockholder's equity                                              131,251          163,984
                                                                      ---------        ---------
Total liabilities and stockholder's equity                            $ 192,891        $ 218,231
                                                                      =========        =========

See accompanying notes.

                           RAG Colorado Business Unit
           (A Wholly Owned Business Unit of RAG American Coal Company as defined in Note 1 to the Combined Financial Statements)

                       Combined Statements of Operations

                                                             YEAR ENDED DECEMBER 31
                                                     2003             2002            2001
                                                   ---------        ---------       ---------
                                                                  (In thousands)
Revenues:
  Coal sales                                       $ 146,514        $ 136,468       $ 146,434
  Other revenues (Note 14)                               329            3,250             862
                                                   ---------        ---------       ---------
                                                     146,843          139,718         147,296
Costs and expenses:
  Cost of coal sales                                 104,369          101,595         106,418
  Selling, general and administrative
    expenses                                           1,956            1,996           1,842
  Depreciation, depletion and
    amortization                                      23,668           21,813          23,755
                                                   ---------        ---------       ---------
                                                     129,993          125,404         132,015
                                                   ---------        ---------       ---------
Income from operations                                16,850           14,314          15,281

Interest expense                                          (2)              --              --
Interest income                                           47              150             207
Other income, net (Note 14)                               19              217           1,877
                                                   ---------        ---------       ---------
Income before income tax expense                      16,914           14,681          17,365

Income tax expense                                     6,438            5,603           6,567
                                                   ---------        ---------       ---------
Income before accounting changes                      10,476            9,078          10,798

Cumulative effect of accounting
  change, net of taxes                                (2,087)              --              --
                                                   ---------        ---------       ---------
Net income                                         $   8,389        $   9,078       $  10,798
                                                   =========        =========       =========

See accompanying notes.

                           RAG Colorado Business Unit
           (A Wholly Owned Business Unit of RAG American Coal Company as defined in Note 1 to the Combined Financial Statements)

                   Combined Statements of Stockholders' Equity

                                                                                                                           TOTAL
                                                             SHARES OF                  ADDITIONAL PAID-  ACCUMULATED  STOCKHOLDER'S
                                                            COMMON STOCK  COMMON STOCK   IN CAPITAL          DEFICIT       EQUITY
                                                            ------------  ------------  ----------------  -----------  -------------
                                                                               In thousands, except share data)
Balance, January 1, 2001                                      10,300       $      30       $ 207,098      $    (797)   $ 206,331
  Return of capital to Parent -- settlement of intercompany
    accounts                                                      --              --         (23,377)            --      (23,377)
  Dividends paid to Parent                                        --              --              --        (18,573)     (18,573)
  Net income                                                      --              --              --         10,798       10,798
                                                              ------       ---------       ---------      ---------    ---------
Balance, December 31, 2001                                    10,300              30         183,721         (8,572)     175,179
  Return of capital to Parent -- settlement of intercompany
    accounts                                                      --              --          (3,154)            --       (3,154)
  Dividends paid to Parent                                        --              --              --        (17,119)     (17,119)
  Net income                                                      --              --              --          9,078        9,078
                                                              ------       ---------       ---------      ---------    ---------
Balance, December 31, 2002                                    10,300              30         180,567        (16,613)     163,984
  Return of capital to Parent -- settlement of intercompany
    accounts                                                      --              --         (27,914)            --      (27,914)
  Dividends paid to Parent                                        --              --              --        (13,208)     (13,208)
  Net income                                                      --              --              --          8,389        8,389
                                                              ------       ---------       ---------      ---------    ---------
Balance, December 31, 2003                                    10,300       $      30       $ 152,653      $ (21,432)   $ 131,251
                                                              ======       =========       =========      =========    =========

See accompanying notes.

                           RAG Colorado Business Unit
           (A Wholly Owned Business Unit of RAG American Coal Company as defined in Note 1 to the Combined Financial Statements)

                       Combined Statements of Cash Flows

                                                                       YEAR ENDED DECEMBER 31
                                                                2003            2002            2001
                                                              --------        --------        --------
                                                                           (In thousands)
OPERATING ACTIVITIES
Net income                                                    $  8,389        $  9,078        $ 10,798
Cumulative effect of accounting change, net of
  taxes                                                          2,087              --              --
                                                              --------        --------        --------
Income before accounting changes                                10,476           9,078          10,798
Adjustments to reconcile net income to net
  cash provided by operating activities:
    Depreciation, depletion and amortization                    23,668          21,813          23,755
    Gain on sale of assets                                        (140)            (49)         (1,710)
    Deferred income taxes                                          590           1,910           2,898
    Increase in due to parent                                  (33,099)        (18,506)        (36,944)
    Changes in operating assets and liabilities:
      Trade accounts receivable                                  1,100             (37)          3,212
      Inventories                                                 (715)         (3,613)          3,610
      Other current assets                                       1,030            (656)           (997)
      Noncurrent assets                                            641             (37)            574
      Trade accounts payable                                      (798)            540             734
      Accrued expenses and other current
        liabilities                                               (481)         (1,576)         (3,873)
      Other noncurrent liabilities                               1,211          (1,397)           (797)
                                                              --------        --------        --------
Net cash provided by operating activities                        3,483           7,470           1,260
                                                              --------        --------        --------

INVESTING ACTIVITIES
Purchases of plant and equipment                                (3,623)         (7,519)         (2,604)
Proceeds from disposition of property, plant
  and equipment                                                    140              49           1,345
                                                              --------        --------        --------
Net cash used in investing activities                           (3,483)         (7,470)         (1,259)
                                                              --------        --------        --------
Net Increase in cash and cash equivalents                           --              --               1

Cash and cash equivalents at beginning of
  period                                                            14              14              13
                                                              --------        --------        --------
Cash and cash equivalents at end of period                    $     14        $     14        $     14
                                                              ========        ========        ========

See accompanying notes.

                           RAG Colorado Business Unit
           (A Wholly Owned Business Unit of RAG American Coal Company as defined in Note 1 to the Combined Financial Statements)

                     Notes to Combined Financial Statements

                                 (In thousands)

                               December 31, 2003

1. BUSINESS AND BASIS OF PRESENTATION

Twentymile Coal Company, RAG Empire Corporation, RAG Shoshone Coal Corporation and Colorado Yampa Coal Company (combined as RAG Colorado Business Unit) are wholly owned subsidiaries of RAG American Coal Company (RAG Coal) and were incorporated in Delaware on February 15, 1983, November 23, 1987, January 18, 1978 and August 23, 1982, respectively. On June 30, 1999, RAG Coal acquired the stock of Cyprus Amax Coal Company (Cyprus Coal), whose subsidiaries included RAG Colorado Business Unit, from Cyprus Amax Minerals Company (Cyprus Minerals) under the terms of a stock purchase and sale agreement dated May 12, 1999 (the Stock Purchase Agreement). Immediately thereafter, Cyprus Coal was merged into RAG Coal to form RAG American Coal Company and subsidiaries. RAG American Coal Company is a wholly owned subsidiary of RAG American Coal Holding, Inc. (RAG Holding). Collectively, RAG Coal and RAG Holding are referred to as the Parent. Initial capitalization of RAG Colorado was $238,171 of intercompany equity resulting from the net of the fair value of assets acquired less the fair value of liabilities assumed. The acquisition was accounted for using the purchase method of accounting. Accordingly, the acquisition cost has been allocated to the assets acquired and liabilities assumed based on their respective fair values at the date of acquisition.

Accompanying financial statements include the combined balance sheets of the RAG Colorado Business Unit (RAG Colorado) as of December 31, 2003 and 2002 and the related combined statements of operations, stockholder's equity, cash flows for each of the three years in the period ended December 31, 2003.

RAG Colorado operates one underground longwall mine, Twentymile, located in Northwest Colorado. RAG Empire is an idled underground longwall operation also in Northwest Colorado while the other locations, Shoshone and Colorado Yampa, are closed, mined-out operations located in Southern Wyoming and Northwest Colorado, respectively. RAG Colorado is engaged in the extraction, cleaning and selling of coal to electric utilities and industrial users in the United States and Mexico. Significant interunit balances and transactions are eliminated in combination.

                           RAG Colorado Business Unit
           (A Wholly Owned Business Unit of RAG American Coal Company as defined in Note 1 to the Combined Financial Statements)

               Notes to Combined Financial Statements (continued)

                                 (In thousands)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash on hand and in banks.

Cash balances in excess of amounts required for small operational requirements (petty cash) are administered and maintained by the Parent.

INVENTORIES

Coal inventories are stated at the lower of cost or market with market defined as the estimated selling price, less estimated preparation and selling costs. The cost of coal inventories is determined based on average cost of product, which approximates first-in first-out (FIFO).

Material and supplies inventories are valued at average cost, which approximates FIFO, less an allowance for obsolete and surplus items.

INTERCOMPANY ACCOUNTS

As more fully discussed in Note 17, the combined financial statements of RAG Colorado for all periods presented include allocations of corporate expense from the Parent. In addition, all cash receipts and disbursements are conducted under the Parent's centralized cash management program and recorded in the intercompany accounts.

PROPERTY, PLANT, AND EQUIPMENT

Costs for mineral rights and mine development costs incurred to expand capacity of operating mines or to develop new coal reserves are capitalized and charged to operations on the units-of-production method. Mobile mining equipment and most other assets are stated at cost and depreciated on a straight-line basis over the estimated useful lives ranging from one to 20 years or on a units-of-production basis. Leasehold improvements are amortized over their estimated useful lives or the term of the lease, whichever is shorter. Major repairs and betterments, that significantly extend original useful lives or improve productivity, are capitalized and depreciated over the period benefited. Maintenance and repairs are expensed as incurred.

                           RAG Colorado Business Unit
           (A Wholly Owned Business Unit of RAG American Coal Company as defined in Note 1 to the Combined Financial Statements)

               Notes to Combined Financial Statements (continued)

                                 (In thousands)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

IMPAIRMENT OF LONG-LIVED ASSETS AND LONG-LIVED ASSETS TO BE DISPOSED OF

Long-lived assets and certain identifiable intangibles are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the asset to future net cash flows expected to be generated by the asset. If such assets are considered impaired; the impairment to be recognized is measured as the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

INCOME TAXES

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the enactment date.

RAG Colorado is included in the consolidated U.S. federal income tax return of RAG Holding. Income tax expense has been calculated and is shared with RAG Holding as if RAG Colorado was filing a separate tax return. The business unit does not have a written tax sharing agreement with its Parent.

ADVANCE MINING ROYALTIES

Rights to leased coal lands are often acquired through royalty payments. Advance mining royalties are advance payments made to lessors under terms of mineral lease agreements that are recoverable from future production. These advance payments are deferred and charged to operations as the coal reserves are mined. In instances where advance payments are not expected to be recoverable from future production, no asset is recognized and the scheduled payments are expenses as incurred. Advance mining royalties deferred are recorded in Other Current and Noncurrent Assets.

                           RAG Colorado Business Unit
           (A Wholly Owned Business Unit of RAG American Coal Company as defined in Note 1 to the Combined Financial Statements)

               Notes to Combined Financial Statements (continued)

                                 (In thousands)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FAIR VALUE OF FINANCIAL INSTRUMENTS

Cash, accounts receivable, accounts payable and accrued expenses have carrying values which approximate fair value due to the short maturity or the financial nature of these instruments. RAG Colorado has no other financial instruments.

REVENUE RECOGNITION

Revenue is recognized on coal sales when title passes to the customer, in accordance with the terms of the sales agreement, which generally occurs when the coal is loaded into transport carriers at the mine for shipment to the customer.

FREIGHT REVENUE AND COSTS

Shipping and handling costs paid to third-party carriers and invoiced to coal customers are recorded as freight expense, included in cost of sales, and coal sales, respectively.

INTEREST INCOME

Interest income represents interest received from related parties on certain receivable balances that are netted in Due to Parent. The remaining components of the Due to Parent are non-interest bearing.

WORKERS COMPENSATION AND PNEUMOCONIOSIS (BLACK LUNG) BENEFITS

RAG Colorado is self-insured for workers compensation claims in Colorado and a subscriber to the mandatory state fund in Wyoming. The liability for workers compensation claims is an actuarially determined estimate of the ultimate losses incurred on known claims plus a provision for incurred but not reported claims. This probable ultimate liability is re-determined annually and resultant adjustments are expensed. These obligations are included in the combined balance sheets as other current and noncurrent liabilities.

                           RAG Colorado Business Unit
           (A Wholly Owned Business Unit of RAG American Coal Company as defined in Note 1 to the Combined Financial Statements)

               Notes to Combined Financial Statements (continued)

                                 (In thousands)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

WORKERS COMPENSATION AND PNEUMOCONIOSIS (BLACK LUNG) BENEFITS (CONTINUED)

RAG Colorado is required by federal and state statutes to provide benefits to employees for awards related to black lung. RAG Colorado is self-insured for these benefits and funds benefit payments through a Section 501 (c) (21) tax-exempt trust fund maintained by the Parent for all of its subsidiaries. Provisions are made for estimated benefits based on annual evaluations prepared by outside actuaries. RAG Colorado accounts for its participation in the Section 501 (c) (21) trust as a participant in the Parent sponsored benefit plan. Accordingly, assets and liabilities for the trust are not allocated to the participants and are not presented in the accompanying combined balance sheets.

RAG Colorado's participation in the trust requires that it fund the net periodic benefit costs allocated to its employees by the Parent.

PENSION AND OTHER POSTRETIREMENT PLANS

Pensions and postretirement health care and life insurance benefits are provided to retirees of RAG Colorado through defined benefit plans maintained by the Parent. RAG Colorado accounts for these plans as a participant in the Parent sponsored plan; therefore, assets and liabilities are not allocated to the participants and are not presented in the accompanying combined balance sheets. RAG Colorado's participation in these Parent sponsored plans requires that they currently fund the net periodic benefit costs attributable to their employees. These net periodic benefits costs are calculated annually by outside actuaries in accordance with the provisions of Statement of Financial Accounting Standard
(SFAS) No. 87, Employers Accounting for Pensions and SFAS No. 106, Employers Accounting for Postemployment Benefits, respectively.

Long-term disability benefits are accounted for in accordance with SFAS No. 112, Employers Accounting for Post Employment Benefits, and actuarially determined obligations for these benefits are included in the combined balance sheets.

                           RAG Colorado Business Unit
           (A Wholly Owned Business Unit of RAG American Coal Company as defined in Note 1 to the Combined Financial Statements)

               Notes to Combined Financial Statements (continued)

                                 (In thousands)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

USE OF ESTIMATES

The preparation of the combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses during the reporting period. The more significant areas requiring the use of management estimates relate to quantity and quality of mineral reserves; asset retirement obligations; employee and retiree benefit liabilities; future cash flows associated with assets; useful lives for depreciation, depletion, and amortization; and fair value of financial instruments. Due to the prospective nature of these estimates, actual results could differ from those estimated.

CUMULATIVE EFFECT OF ACCOUNTING CHANGE FOR ASSET RETIREMENT OBLIGATIONS

Effective January 1, 2003, RAG Colorado initially adopted SFAS No. 143, Accounting for Asset Retirement Obligations (Statement 143) and accordingly changed its method of accounting for asset retirement obligations. RAG Colorado's asset retirement obligations consist principally of costs to reclaim support acreage and perform other related functions at underground mine operations. Statement 143 requires the fair value of a liability for an asset retirement obligation to be recognized in the period in which the legal obligation associated with the retirement of the tangible long-lived asset is incurred. When the liability is initially recorded, the offset is capitalized by increasing the carrying amount of the related long-lived asset. Over time, the liability is accreted to its present value each period, and the capitalized cost is depreciated over the useful life of the related asset. To settle the liability, the obligation is paid, and to the extent there is a difference between the liability and the amount of cash paid, a gain or loss upon settlement is incurred. The Company periodically reviews its estimated future cash flows for its asset retirement obligations.

Under its previous accounting method, the Company accrued the estimated future costs to reclaim the support acreage and to perform other related functions at underground mines ratably over the lives of the mines.

                           RAG Colorado Business Unit
           (A Wholly Owned Business Unit of RAG American Coal Company as defined in Note 1 to the Combined Financial Statements)

               Notes to Combined Financial Statements (continued)

                                 (In thousands)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

CUMULATIVE EFFECT OF ACCOUNTING CHANGE FOR ASSET RETIREMENT OBLIGATIONS (CONTINUED)

As a result of adoption of Statement 143, the Company recognized an increase in the total reclamation liability of $415, a decrease in mining properties and mineral rights, net of accumulated depletion, of $2,951 related to amounts recorded in previous asset purchase transactions from assumption of pre-acquisition reclamation liabilities, a decrease in net deferred tax liability of $1,279 and a cumulative effect of a change in accounting, net of tax of $2,087.

The following table describes all changes to the Company's reclamation liability from January 1, 2003, the date of adoption, through December 31, 2003:

                                                                      2003
                                                                    --------
Reclamation liability at beginning of period                        $ 6,960
Cumulative effect on liability from adoption of Statement 143           415
Accretion expense                                                       495
Liability incurred                                                      233
Revisions in estimated cash flows                                      (650)
Payments                                                               (510)
                                                                    -------
Reclamation liability at end of period                              $ 6,943
                                                                    =======

On a pro-forma basis, assuming the application of Statement 143 to all periods presented, the asset retirement obligation at January 1, 2002 and December 31, 2002 would have been $8,151 and $7,375, respectively.

3. INVENTORIES

Inventories consisted of the following at December 31:

                                                            2003          2002
                                                          --------      --------
Coal                                                      $ 10,911      $ 10,215
Materials and supplies                                       3,634         3,471
                                                          --------      --------
                                                            14,545        13,686
Less materials and supplies reserve for obsolescence           948           804
                                                          --------      --------
                                                          $ 13,597      $ 12,882
                                                          ========      ========

                           RAG Colorado Business Unit
           (A Wholly Owned Business Unit of RAG American Coal Company as defined in Note 1 to the Combined Financial Statements)

               Notes to Combined Financial Statements (continued)

                                 (In thousands)

4. OTHER CURRENT ASSETS

Other current assets consisted of the following at December 31:

                                        2003          2002
                                       -------      -------
Prepaid longwall move                  $ 1,252      $ 1,960
Prepaid expenses                           940        1,563
Miscellaneous receivables                  571          270
                                       -------      -------
                                       $ 2,763      $ 3,793
                                       =======      =======

5. PROPERTY, PLANT, EQUIPMENT AND COAL RESERVES

Property, plant, equipment and coal reserves consisted of the following at December 31:

                                                        2003           2002
                                                      --------       --------
OWNED SURFACE LANDS AND COAL RESERVES
Owned surface lands and coal reserves                 $ 31,453       $ 31,785
Less accumulated depletion                               5,359             --
                                                      --------       --------
                                                      $ 26,094       $ 31,785
                                                      ========       ========
LEASEHOLDS IN COAL RESERVES
Leaseholds in coal reserves                           $133,647       $137,279
Less accumulated depletion                              43,841         38,522
                                                      --------       --------
                                                      $ 89,806       $ 98,757
                                                      ========       ========
PLANT AND EQUIPMENT
Plant and equipment                                   $ 84,717       $ 80,067
Mine development                                        13,939         14,415
                                                      --------       --------
                                                        98,656         94,482
Less accumulated depreciation and amortization:
  Plant and equipment                                   46,240         34,432
  Mine development                                       3,265          1,894
                                                      --------       --------
                                                        49,505         36,326
                                                      --------       --------
                                                      $ 49,151       $ 58,156
                                                      ========       ========

                           RAG Colorado Business Unit
           (A Wholly Owned Business Unit of RAG American Coal Company as defined in Note 1 to the Combined Financial Statements)

               Notes to Combined Financial Statements (continued)

                                 (In thousands)

5. PROPERTY, PLANT, EQUIPMENT AND COAL RESERVES (CONTINUED)

Leaseholds in coal reserves and coal reserves in owned surface lands (collectively referred to as coal reserves) are a result of additional costs being allocated to the underlying purchased assets at the time of acquisition. These costs are charged to operations on a units-of-production basis over the life of the coal reserves acquired. These coal reserves are a combination of leased coal mineral rights and mineral rights held through fee ownership. The amounts recognized in connection with the purchase price allocation in many cases would vary if the assets had been recognized at fair value. Amortization expense related to leaseholds in coal reserves amounted to $6,049, $10,906 and, $11,095 for the years ended December 31, 2003, 2002 and 2001, respectively. Amortization expense related to owned surface lands amounted to $5,359 for the year ended December 31, 2003. No owned surface lands were mined during the years ended December 31, 2002 and 2001.

6. OTHER NONCURRENT ASSETS

Other noncurrent assets consisted of the following at December 31:


                                       2003         2002
                                      ------      -------
Prepaid royalties                     $  670      $ 1,105
Prepaid major repairs                    239          445
                                      ------      -------
                                      $  909      $ 1,550
                                      ======      =======

                           RAG Colorado Business Unit
           (A Wholly Owned Business Unit of RAG American Coal Company as defined in Note 1 to the Combined Financial Statements)

               Notes to Combined Financial Statements (continued)

                                 (In thousands)

7. ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

Accrued expenses and other current liabilities consisted of the following at December 31:

                                      2003            2002
                                    --------        --------
Wages and employee benefits         $  3,946        $  3,480
Royalties                                988             634
Freight                                  (14)            270
Utilities                                586             552
Taxes other than income taxes          2,717           2,618
Asset retirement obligations             173             685
Long term disability                     146             156
Workers compensation                   1,200           1,450
Other                                    566             946
                                    --------        --------
                                    $ 10,308        $ 10,791
                                    ========        ========

8. OTHER NONCURRENT LIABILITIES

Other noncurrent liabilities consisted of the following at December 31:

                                        2003         2002
                                      -------      -------
Workers compensation                  $ 3,889      $ 3,345
Long term disability                      361          424
                                      -------      -------
                                      $ 4,250      $ 3,769
                                      =======      =======

                           RAG Colorado Business Unit
           (A Wholly Owned Business Unit of RAG American Coal Company as defined in Note 1 to the Combined Financial Statements)

               Notes to Combined Financial Statements (continued)

                                 (In thousands)

9. INCOME TAXES

Income tax expense consisted of the following for the years ended December 31:

                                           2003           2002          2001
                                          -------        -------       -------
Current Federal expense                   $ 5,386        $ 3,260       $ 3,228
Current State expense                         462            432           381
                                          -------        -------       -------
                                            5,848          3,692         3,609
                                          -------        -------       -------

Deferred Federal expense                      543          1,740         2,624
Deferred State expense                         47            171           274
                                          -------        -------       -------
                                              590          1,911         2,898
                                          -------        -------       -------
                                            6,438          5,603         6,507
Tax benefit on cumulative effect of
accounting change                          (1,279)            --            --
                                          -------        -------       -------
Total income tax expense                  $ 5,159        $ 5,603       $ 6,507
                                          =======        =======       =======

                           RAG Colorado Business Unit
           (A Wholly Owned Business Unit of RAG American Coal Company as defined in Note 1 to the Combined Financial Statements)

               Notes to Combined Financial Statements (continued)

                                 (In thousands)

9. INCOME TAXES (CONTINUED)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities consisted of the following at December 31:

                                                               2003            2002
                                                             --------        --------
Deferred tax assets:
 Asset retirement obligation                                 $  3,760        $  2,645
 Coal supply agreements                                         5,181           5,435
 Alternative minimum tax credit carryforward                       --           1,082
 Accrued payroll and benefits                                   2,687           2,529
 Other                                                            739             391
                                                             --------        --------
Total gross deferred tax assets                                12,367          12,082

Deferred tax liabilities:
 Coal reserves - leased and owned                             (28,024)        (27,301)
 Plant and equipment, principally due to capitalization
  and depreciation differences                                 (5,418)         (6,331)
 Mine development                                              (4,010)         (3,877)
 Major repairs/longwall moves                                    (567)           (913)
 Other                                                           (560)           (560)
                                                             --------        --------
Total gross deferred tax liabilities                          (38,579)        (38,982)
                                                             --------        --------
Net deferred tax liability                                   $(26,212)       $(26,900)
                                                             ========        ========

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Management believes it is more likely than not that all of the deferred taxes will be realized.

                           RAG Colorado Business Unit
           (A Wholly Owned Business Unit of RAG American Coal Company as defined in Note 1 to the Combined Financial Statements)

               Notes to Combined Financial Statements (continued)

                                 (In thousands)

9. INCOME TAXES (CONTINUED)

The following is a reconciliation between the amount determined by applying the federal statutory rate of 35% to income before income taxes and the actual income tax expense for the years ended December 31:

                                                2003          2002         2001
                                              -------       -------       -------
Federal statutory income tax                  $ 5,920       $ 5,138       $ 6,078
State income taxes, net of U.S. federal
 tax benefit                                      507           441           521
Other increase (decrease)                          11            24           (32)
                                              -------       -------       -------
                                              $ 6,438       $ 5,603       $ 6,567
                                              =======       =======       =======

10. EMPLOYEE BENEFIT PLANS

Substantially all employees of RAG Colorado participate in the Parent sponsored defined benefit pension and postretirement health care and life insurance plans. RAG Colorado recorded the following net periodic benefit costs for these plans in cost of coal sales in the combined statements of operations for the years ended December 31:

                                           2003         2002         2001
                                          ------       ------       ------
Pensions                                  $1,909       $1,072       $  210
Postretirement health care and life
 insurance                                   978          786          724
                                          ------       ------       ------
Total                                     $2,887       $1,858       $  934
                                          ======       ======       ======

These amounts were settled with RAG Coal by crediting the Due to Parent account.

                           RAG Colorado Business Unit
           (A Wholly Owned Business Unit of RAG American Coal Company as defined in Note 1 to the Combined Financial Statements)

               Notes to Combined Financial Statements (continued)

                                 (In thousands)

10. EMPLOYEE BENEFIT PLANS (CONTINUED)

In December of 2003, the Medicare Prescription Drug Improvement and Modernization Act of 2003 (the Act) was enacted in the U.S. The Act introduced a prescription drug benefit under Medicare as well as a federal subsidy to sponsors of retiree health benefit plans that provide a benefit that meets certain criteria. The Parent's other postretirement plans covering retirees currently provide certain prescription benefits to eligible participants. Because the Act was only recently passed, the Parent has not evaluated the impact of the Act's benefits and subsidies on the accumulated benefit obligation for other postretirement benefits. The Parent has not determined what changes would be required to the current benefits provided to allow the Parent and its subsidiaries to qualify for the federal subsidy. Further analysis of the Act and its impact on the Parent and RAG Colorado will take place in 2004.

RAG Colorado also participates in a number of postemployment plans covering severance, disability income and continuation of health care and life insurance for disabled employees. The accumulated postemployment benefit liabilities consisted of the following as of December 31:

                                   2003             2002
                                  -----            -----
Current                           $ 146            $ 156
Noncurrent                          361              424
                                  -----            -----
Total                             $ 507            $ 580
                                  =====            =====

These amounts are included in Accrued Expenses and Other Noncurrent Liabilities, respectively.

11. PNEUMOCONIOSIS (BLACK LUNG) EXPENSE AND TRUST

For the years ended December 31, 2003, 2002 and 2001 RAG Colorado made provisions for black lung benefits of $26, $0, and $0, respectively, that are included in cost of coal sales in the combined statements of operations. RAG Colorado satisfies its financial assurance responsibility for self-insured Federal Black Lung benefits through participation in the Parent's 501 (c) (21) Trust. The Parent's 501(c) (21) Trust assets exceeded the Parent's recorded obligation. The black lung costs allocated to RAG Colorado represent a pro-rata allocation of the net black lung costs incurred by the Parent. Black lung costs of RAG Colorado may have been higher if they were not a participant in the Parent's Trust.

                           RAG Colorado Business Unit
           (A Wholly Owned Business Unit of RAG American Coal Company as defined in Note 1 to the Combined Financial Statements)

               Notes to Combined Financial Statements (continued)

                                 (In thousands)

12. WORKERS COMPENSATION BENEFITS

Workers compensation expense for the years ended December 31, 2003, 2002 and 2001 was $1,575, $957, and $1,426, respectively, and is included in cost of coal sales in the combined statements of operations. RAG Colorado satisfies its self-insured workers compensation financial assurance responsibility to the State of Colorado through a surety bond in the amount of $4,674, which is fully collateralized by a letter of credit issued by RAG Coal International AG, the Parent company of RAG Holding.

13. LEASE AND MINERAL ROYALTY OBLIGATIONS

RAG Colorado leases mineral interests from the State of Colorado, the U.S. Government and other various lessors. Some of the mineral leases require annual minimum royalty payments, whereas others require payments at the time of production or shipment. A substantial amount of the coal mined by RAG Colorado is produced from reserves leased from the owner of the coal. Annual minimum royalties are expensed when paid if they are not recoverable against future production of shipments. All of the mineral leases are subject to cancellation by RAG Colorado.

Rentals and mineral royalties charged to cost of coal sales during the years ended December 31 were as follows:

                                    2003             2002          2001
                                  -------          -------       -------
Rental expense                    $   168          $   225       $   198
Mineral royalties                   5,929            7,591         9,478

Payment of certain mineral royalties are secured by surety bonds issued in favor of the U.S. Department Interior in the amount of $482 at December 31, 2003.

                           RAG Colorado Business Unit
           (A Wholly Owned Business Unit of RAG American Coal Company as defined in Note 1 to the Combined Financial Statements)

               Notes to Combined Financial Statements (continued)

                                 (In thousands)

14. OTHER REVENUES AND OTHER INCOME

Other revenues and other income consisted of the following for the years ended December 31:

                                              2003          2002         2001
                                             ------        ------       ------
OTHER REVENUES
Coal contract buyout                         $   --        $3,250       $  862
Easement proceeds                               329            --           --
                                             ------        ------       ------
Total other revenues                         $  329        $3,250       $  862
                                             ======        ======       ======

OTHER INCOME, NET
Gains on disposition of assets               $  140        $   49       $1,708
Loss on settlement of asset retirement
 obligations                                   (233)           --           --
Other                                           112           168          169
                                             ------        ------       ------
Total other income                           $   19        $  217       $1,877
                                             ======        ======       ======

15. CONCENTRATION OF CREDIT RISK AND MAJOR CUSTOMERS

The Company markets its coal to electric utilities in the United States and Mexico. Credit is extended based on an evaluation of the customer's financial condition and collateral is generally not required. Receivables consist of amounts billed and currently due from customers. The Company has an allowance for doubtful accounts to reduce its receivables to their net realizable value. Management estimates the allowance for doubtful accounts based on various factors including aging of receivables and historical collection experience. Credit losses are provided for in the combined financial statements and historically have been minimal.

The Company is committed under long-term contracts to supply coal that meets certain quality requirements at specified prices. RAG Colorado's deliveries under the coal sales contract with Commission Federale de Electricidad, a Mexican utility, are backed with a performance bond in the amount of $6,704. RAG Colorado's performance under its coal supply agreement with Public Service Company of Colorado, a subsidiary of Xcel Energy, are guaranteed by the Company's Parent. The prices for some multi-year coal

                           RAG Colorado Business Unit
           (A Wholly Owned Business Unit of RAG American Coal Company as defined in Note 1 to the Combined Financial Statements)

               Notes to Combined Financial Statements (continued)

                                 (In thousands)

15. CONCENTRATION OF CREDIT RISK AND MAJOR CUSTOMERS (CONTINUED)

contracts are adjusted based on economic indices or the contract may include year-to-year specified price changes. Quantities sold under some contracts may vary from year to year within certain limits at the option of the customer.

The table below lists the Company's significant concentrations for the years ended December 31:

                                           2003           2002            2001
                                          -------        -------        --------
Trade accounts receivable from
  electric utilities                      $ 7,778        $ 7,714        $ 8,258
Coal sales exported to Mexico             $23,513        $23,198        $ 9,356
Five largest customers versus total
  coal sales                                   66%            75%            66%
Customers comprising more than 10%
 of total coal sales:
  Xcel Energy                                  22%            24%            19%
  Commission Federale de
   Electricidad                                16%            17%            18%
  Tennessee Valley Authority                   14%             9%             2%
  Mississippi Power                             6%            15%            12%

16. CONTINGENCIES AND COMMITMENTS

ASSET RETIREMENT OBLIGATIONS (FORMERLY RECLAMATION AND MINE CLOSURE)

The table below lists at December 31, 2003 and 2002 , the Company's accruals for asset retirement obligations (formerly reclamation and mine closure ) along with the amount of surety bonds securing these regulatory obligations. The Company's total estimate of future cash outflows for asset retirement obligation of approximately $11,172 at December 31, 2003 is being accounted for in accordance with Statement 143.

                                                        2003          2002
                                                      -------       -------
Asset retirement obligations                          $ 6,943       $ 6,431
Amount of surety bonds securing the obligations       $16,776       $16,740

                           RAG Colorado Business Unit
           (A Wholly Owned Business Unit of RAG American Coal Company as defined in Note 1 to the Combined Financial Statements)

               Notes to Combined Financial Statements (continued)

                                 (In thousands)

16. CONTINGENCIES AND COMMITMENTS (CONTINUED)

ASSET RETIREMENT OBLIGATIONS (FORMERLY RECLAMATION AND MINE CLOSURE) (CONTINUED)

These surety bonds, along with other reclamation surety bonds of subsidiaries of the Parent, are partially collateralized by letters of credit issued by RAG Coal International, AG.

LEGAL PROCEEDINGS

The Company is involved in various claims and other legal actions arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company's combined financial position, results of operations or liquidity.

17. RELATED PARTY TRANSACTIONS

All significant cash receipts and disbursements of RAG Colorado are transacted by the Parent under its centralized cash management system. In addition, RAG Colorado contributes to the Parent's sponsored benefit plans and pays the current portion of its income tax provision to the Parent. Such activity is initially recorded through Due to/from Parent accounts. Quarterly, the balance in this account is settled between RAG Colorado and the Parent. In the case of a net amount due from Parent, RAG Colorado records a return of capital. In the case of a net amount due to Parent, RAG Colorado records a capital contribution from the Parent.

Non-cash intercompany equity transactions consisted of the following for years ended December 31:

                                     2003          2002         2001
                                   -------       -------      -------
Return of Capital to Parent        $27,914       $ 3,154      $23,377
Dividends to Parent                $13,208       $17,119      $18,573

                           RAG Colorado Business Unit
           (A Wholly Owned Business Unit of RAG American Coal Company as defined in Note 1 to the Combined Financial Statements)

               Notes to Combined Financial Statements (continued)

                                 (In thousands)

17. RELATED PARTY TRANSACTIONS (CONTINUED)

Certain sales and administrative services are performed on a shared services basis by the Parent and are charged to RAG Colorado and other subsidiaries on an allocated basis. These charges encompass sales and marketing, property and liability insurance, information technology, employee benefit plan administration, human resource administration, cash management, real estate administration, legal services, corporate secretarial services, environmental management, safety, purchasing and certain accounting services. Allocation methods used by the Parent to charge its subsidiaries for these shared services include relative production and sales volumes, relative insurable values, relative employee counts, and relative amount of staff time spent. The amounts charged for shared services are not necessarily representative of amounts that RAG Colorado might spend to obtain such services on a stand-alone basis. The amounts charged and their classification in the Combined Statements of Operations for the years ended December 31 are:

                                         2003            2002             2001
                                        -------         -------          -------
Cost of coal sales                      $ 2,052         $ 1,713          $ 1,166
Selling, general and administrative     $ 1,956         $ 1,996          $ 1,842

When the Parent acquired the stock of Cyprus Amax Coal on June 30, 1999, it funded a portion of the purchase price through term loans from three international banks. As part of the documentation for this transaction, the Parent executed a Pledge Agreement granting the banks a security interest in the shares of specified subsidiaries of the Parent. The subsidiaries comprising RAG Colorado are among these specified subsidiaries. Interest expense related to this debt has historically not been allocated by the Parent to its subsidiaries and is not included in the accompanying Combined Statements of Operations.

                           RAG Colorado Business Unit
           (A Wholly Owned Business Unit of RAG American Coal Company as defined in Note 1 to the Combined Financial Statements)

               Notes to Combined Financial Statements (continued)

                                 (In thousands)

17. RELATED PARTY TRANSACTIONS (CONTINUED)

The Company purchases mining equipment for its underground mines, along with related repair parts and services, from DBT America, Inc., which is a wholly owned subsidiary of the Parent. Such purchases are made on a competitive basis and management believes the transactions were concluded on similar terms to those prevailing among unaffiliated parties. During the years ended December 31, 2003, 2002 and 2001, purchases from DBT America, Inc. totaled $5,181, $2,817 and $3,702, respectively. At December 31, 2003 and 2002 the Company owed DBT $287 and $32, respectively, which amounts are included in accounts payable. At December 31, 2003 and 2002 DBT America, Inc. owed the Company $2 and $10, respectively, which amounts are included in Other Current Assets.

RAG Colorado's workers compensation surety bond is backed by a letter of credit issued under credit facilities of RAG Coal International AG.

18. COMMON STOCK

Common stock presented in the combined balance sheet represents the aggregate common stock of the corporations that are combined to form RAG Colorado. The individual components of each corporation's common stock is as follows (in whole numbers):

                                          TWENTYMILE      RAG EMPIRE        RAG SHOSHONE       COLORADO YAMPA
                                         COAL COMPANY     CORPORATION     COAL CORPORATION      COAL COMPANY
                                         ------------     -----------     ----------------     --------------
COMMON STOCK:
  Authorized shares                              100           1,000             10,000                  100
  Outstanding shares                             100             100             10,000                  100
  Par value per share                     $   100.00         $  1.00         $     1.00        $      100.00
  Total Common Stock                      $10,000.00         $100.00         $10,000.00        $   10,000.00

19. PENDING SALE OF RAG COLORADO

In December of 2003, RAG Coal International AG entered into a non-binding letter of intent with Peabody Energy to sell the operations of RAG Colorado. The completion of this transaction is subject to due diligence and negotiation of a definitive purchase agreement.